EXHIBIT 99

EMERGENT BIOSOLUTIONS REPORTS FOURTH QUARTER AND TWELVE MONTHS 2014 FINANCIAL RESULTS AND PROVIDES UPDATE ON 2015 OUTLOOK

GAITHERSBURG, MD, March 5, 2015—Emergent BioSolutions Inc. (NYSE: EBS) reported financial results for the quarter and twelve months ended December 31, 2014. Financial highlights included:

▪	Total revenue: Q4 2014 of $148.0 million, up 51% from 2013; twelve months 2014 of $450.1 million, up 44% from 2013
▪
GAAP net income: Q4 2014 of $30.1 million, up 98% from 2013; twelve months 2014 of $36.7 million, up 18% from 2013; on a diluted share basis, GAAP EPS for Q4 2014 was $0.66 per share and twelve months 2014 was $0.88 per share, up 61% and 4%, respectively, from 2013

▪
Adjusted net income: Q4 2014 of $34.6 million, up 104% from 2013; twelve months 2014 of $54.2 million, up 44% from 2013; on a diluted share basis, Adjusted EPS for Q4 2014 was $0.75 per share and twelve months 2014 was $1.18 per share, up 64% and 15%, respectively, from 2013

▪	EBITDA: Q4 2014 of $53.3 million, or $1.15 per diluted share, up 84% from 2013; twelve months 2014 of $92.2 million, or $2.01 per diluted share, up 46% from 2013
▪	Adjusted EBITDA: Q4 2014 of $57.5 million, or $1.24 per diluted share, up 87% from 2013; twelve months 2014 of $105.9 million, or $2.31 per diluted share, up 50% from 2013

2015 FINANCIAL OUTLOOK

Ongoing Internal Manufacturing Investigation

Beginning on January 28, 2015, during standard quality inspections performed in accordance with customary procedures, the company discovered foreign particles in a limited number of vials in two manufactured lots of BioThrax. In order to determine the source of the foreign particles, the company has been investigating its operations as well as those of its suppliers and contract manufacturers. Under the company's quality standards, these two BioThrax lots will be rejected. Currently, there is no evidence that any other BioThrax lots have been affected, but as a precautionary measure, the company has quarantined 13 additional lots in inventory pending the findings of its investigation. It is the company's goal to complete this investigation within the next 60 days. Consequently, no BioThrax deliveries will be made in the first quarter. Based upon current information and depending on the disposition of the quarantined lots, the impact on previously forecasted 2015 BioThrax revenues is anticipated to be between $0 and $65 million. This ongoing investigation does not impact any of the company's other products or manufacturing operations, including the company's Building 55 operations and plans for licensure. Furthermore, there is no current evidence that product in distribution is impacted. Since the investigation is ongoing and the full scope of the issue has not been determined with certainty, the actual impact may be greater than anticipated. As the company is unable to definitively assess the impact to 2015 financial results, it is suspending previously issued 2015 guidance. Guidance will be forthcoming following completion of the ongoing investigation.

2014 FINANCIAL PERFORMANCE

(I) Quarter Ended December 31, 2014 (unaudited)

Revenues

Product Sales
For Q4 2014, product sales were $109.9 million, an increase of 28% as compared to 2013. The increase primarily reflects sales from Biodefense and Biosciences Division products which were acquired as part of the Cangene acquisition in Q1 2014.

	Three Months Ended December 31,
(in millions)	2014	2013	% Change
Product Sales
BioThrax®	$87.9	$81.4	8%
Other biodefense	10.9	4.3	153%
Total Biodefense	$98.8	$85.7	15%

Total Biosciences	11.0	NA	NA
Total Product Sales	$109.9	$85.7	28%

Contract Manufacturing
For Q4 2014, revenues from our contract manufacturing operations, which were acquired in Q1 2014, were $9.6 million. These operations comprise contract services including, among other things, biopharmaceutical product development, product filling, lyophilization and ongoing stability studies on behalf of commercial third parties.

Contracts, Grants and Collaborations
For Q4 2014, contracts, grants and collaborations revenue was $28.5 million, an increase of 129% as compared to 2013. The increase was primarily due to development funding for product development programs that were acquired in Q1 2014.

Contracts, grants and collaborations revenue consist primarily of reimbursements paid by the US government for research and development expenditures for the company's biodefense programs. This revenue also includes license fees and collaboration-related revenues associated with development partnerships the company has established with third parties.

Operating Expenses

Cost of Product Sales and Contract Manufacturing
For Q4 2014, cost of product sales and contract manufacturing was $32.5 million, an increase of 67% as compared to 2013. The increase was primarily attributable to product and contract manufacturing costs associated with additional operations acquired in Q1 2014.

Research and Development
For Q4 2014, gross research and development (R&D) expenses were $39.0 million, an increase of 30% as compared to 2013. The increase was primarily attributable to additional R&D expenditures associated with product development programs that were acquired in Q1 2014. Gross R&D expenses include contract service costs and development expenses related to product candidates, technology platforms and manufacturing capabilities in both the Biodefense and Biosciences divisions.

Net R&D expenses, which are more representative of the company's actual out-of-pocket investment in product development, are calculated as gross research and development expenses less contracts, grants and collaboration revenues and the net loss attributable to non-controlling interest. For Q4 2014, net R&D expenses were $10.5 million, a decrease of 40% as compared to 2013.

	Three Months Ended December 31,
(in millions)	2014	2013	% Change
Research and Development Expenses (Gross)	$39.0	$30.0	30%
Adjustments:
Contracts, grants and collaborations revenues	28.5	12.4	129%
Net loss attributable to non-controlling interest	--	--	NA
Net Research and Development Expenses	$10.5	$17.6	(40)%

Selling, General and Administrative
For Q4 2014, selling, general and administrative expenses were $31.9 million, an increase of 26% as compared to 2013. The increase was primarily attributable to additional post-acquisition selling, general and administrative costs that are largely associated with additional operations acquired in Q1 2014.

(II) Year Ended December 31, 2014

Revenues

Product Sales
For the twelve months of 2014, product sales were $308.3 million, an increase of 20% as compared to 2013. The increase primarily reflects sales from Biodefense and Biosciences Division products which were acquired in Q1 2014.

	Twelve Months Ended December 31,
(in millions)	2014	2013	% Change
Product Sales
BioThrax®	$245.9	$246.7	--
Other biodefense	32.3	11.2	188%
Total Biodefense	$278.2	$257.9	8%

Total Biosciences	$30.1	NA	NA
Total Product Sales	$308.3	$257.9	20%

Contract Manufacturing
For the twelve months of 2014, revenues from our contract manufacturing operations, which were acquired in Q1 2014, were $30.9 million.

Contracts, Grants and Collaborations
For the twelve months of 2014, contracts, grants and collaborations revenue was $110.8 million, an increase of 102% as compared to 2013. The increase was primarily due to development funding for the anthrax polyclonal therapeutic and botulinum polyclonal therapeutic programs, which were acquired in Q1 2014, as well as the recognition of license fee revenue associated with the MorphoSys collaboration, which was formed in Q3 2014.

Operating Expenses

Cost of Product Sales and Contract Manufacturing
For the twelve months of 2014, cost of product sales and contract manufacturing was $118.4 million, an increase of 91% as compared 2013. The increase was primarily attributable to product and contract manufacturing costs associated with products and services acquired in Q1 2014.

Research and Development
For the twelve months of 2014, gross R&D expenses were $150.8 million, an increase of 26% as compared to 2013. The increase was primarily attributable to additional R&D expenditures associated with product development programs acquired in Q1 2014.

Net R&D expenses for the twelve months of 2014 were $40.0 million, a decrease of 38% as compared to 2013.

	Twelve Months Ended December 31,
(in millions)	2014	2013	% Change
Research and Development Expenses (Gross)	$150.8	$119.9	26%
Adjustments:
Contracts, grants and collaboration revenues	110.8	54.8	102%
Net loss attributable to non-controlling interest	--	0.9	--
Net Research and Development Expenses	$40.0	$64.2	(38)%

Selling, General and Administrative
For the twelve months of 2014, selling, general and administrative expenses were $122.8 million, an increase of 40% as compared to 2013. The increase was primarily attributable to additional post-acquisition selling, general and administrative costs largely associated with the operations of Cangene, which were acquired in Q1 2014.

(III) Reconciliation of GAAP Net Income to Adjusted Net Income, EBITDA and Adjusted EBITDA

This press release contains three financial measures (Adjusted Net Income, EBITDA or earnings before interest, taxes, depreciation and amortization, and adjusted EBITDA) that are considered "non-GAAP" financial measures under applicable Securities & Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The company's definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges resulting from purchase accounting. EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and provision for income taxes. Adjusted EBITDA also excludes specified items that can be highly variable and the non-cash impact of certain purchase accounting adjustments. The company views these non-GAAP financial measures as a means to facilitate management's financial and operational decision-making, including evaluation of the company's historical operating results and comparison to competitors' operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the company's operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the company's business.

The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the company's reported results of operations, management strongly encourages investors to review the company's consolidated financial statements and publicly filed reports in their entirety.

The following table provides a reconciliation of GAAP Net Income to Adjusted Net Income for the three month periods as indicated.

	Three Months Ended December 31,
(in millions, except per share price)	2014	2013	Source
GAAP Net Income	$30.1	$15.2	NA
Adjustments:
Acquisition-related costs (transaction & integration)	0.6	1.8	SG&A
Non-cash amortization charges	2.3	0.8	COGS, SG&A, Other Income
Impact of purchase accounting on inventory step-up	1.0	--	COGS
Restructuring activities	2.6	--	SG&A
Tax effect	(2.0)	(0.8)	NA
Total Adjustments	4.5	1.8	NA
Adjusted Net Income	$34.6	$17.0	NA
Adjusted Net Income Per Diluted Share	$0.75	$0.45	NA

The following table provides a reconciliation of GAAP Net Income to Adjusted Net Income for the twelve month periods as indicated.

	Twelve Months Ended December 31,
(in millions, except per share price)	2014	2013	Source
GAAP Net Income	$36.7	$31.1	NA
Adjustments:
Acquisition-related costs (transaction & integration)	8.1	4.6	SG&A
Non-cash amortization charges	9.5	2.0	COGS, SG&A, Other Income
Write-off of syndicated loans	1.8	--	Other Income
Impact of purchase accounting on inventory step-up	3.0	--	COGS
Restructuring activities	2.6	2.8	SG&A
Tax effect	(7.5)	(2.8)	NA
Total Adjustments	17.5	6.6	NA
Adjusted Net Income	$54.2	$37.7	NA
Adjusted Net Income Per Diluted Share	$1.18	$1.03	NA

The following table provides a reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA for the three month periods as indicated.

	Three Months Ended December 31
(in millions, except per share price)	2014	2013
GAAP Net Income	$30.1	$15.2
Adjustments:
+ Depreciation & Amortization	7.8	5.4
+ Provision For Income Taxes	14.2	8.4
- Total Other (Income) Expense	(1.2)	--
Total Adjustments	23.2	13.8
EBITDA	$53.3	$29.0
Additional Adjustments:
Acquisition-related costs (transaction & integration)	0.6	1.8
Impact of purchase accounting on inventory step-up	1.0	--
Restructuring activities	2.6	--
Total Additional Adjustments	4.2	1.8
Adjusted EBITDA	$57.5	$30.8

The following table provides a reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA for the twelve month periods as indicated.

	Twelve Months Ended December 31
(in millions, except per share price)	2014	2013
GAAP Net Income	$36.7	$31.1
Adjustments:
+ Depreciation & Amortization	31.0	19.0
+ Provision For Income Taxes	16.3	13.1
- Total Other (Income) Expense	8.2	--
Total Adjustments	55.5	32.1
EBITDA	$92.2	$63.2
Additional Adjustments:
Acquisition-related costs (transaction & integration)	8.1	4.6
Impact of purchase accounting on inventory step-up	3.0	--
Restructuring activities	2.6	2.8
Total Additional Adjustments	13.7	7.4
Adjusted EBITDA	$105.9	$70.6

CONFERENCE CALL AND WEBCAST INFORMATION

Company management will host a conference call at 5:00 pm (Eastern Time) on Thursday, March 5, 2015 to discuss these financial results. This conference call can be accessed live by telephone or through Emergent's website:

Live Teleconference Information: Dial in number: 888-680-0878 International dial in: 617-213-4855 Passcode: 57020289	Live Webcast Information: Visit www.emergentbiosolutions.com and select the "Investors" section
Webcast Archive: Visit www.emergentbiosolutions.com and select the "Investors" section Available through March 4, 2016

ABOUT EMERGENT BIOSOLUTIONS INC.

Emergent BioSolutions is a specialty biopharmaceutical company seeking to protect and enhance life by offering specialized products to healthcare providers and governments to address medical needs and emerging health threats. Additional information about the company may be found at www.emergentbiosolutions.com. Follow us on twitter: @emergentbiosolu

SAFE HARBOR STATEMENT

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including our financial guidance, and any other statements containing the words "believes", "expects", "anticipates", "intends", "plans", "forecasts", "estimates" and similar expressions in conjunction with, among other things, discussions of financial performance or financial condition, growth strategy, product sales, manufacturing capabilities, including our current investigation involving our suppliers and contract manufacturers regarding a discovery of foreign particles in two lots of BioThrax, product development, regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the company's actual results to differ materially from those indicated by such forward-looking statements, including the potential outcome of our current investigation of foreign particles discovered in two lots of BioThrax; appropriations for BioThrax procurement; our ability to successfully integrate Cangene Corporation and realize the potential benefits of this acquisition; our ability to obtain new BioThrax sales contracts or modifications to existing contracts; our plans to pursue label expansions and improvements for BioThrax; availability of funding for our US government grants and contracts; our ability to identify and acquire or in-license products or late-stage product candidates that satisfy our selection criteria; whether anticipated synergies and benefits from an acquisition or in-license are realized within expected time periods or at all; our ability to enter into selective collaboration arrangements; the timing of and our ability to achieve milestones in out-license and collaboration contracts; our ability to expand our manufacturing facilities and capabilities; our ability and the ability of our contractors and suppliers to maintain compliance with cGMP and other regulatory obligations; the results of regulatory inspections; our ability to meet operating and financial restrictions placed on us and our subsidiaries that are contained in our senior credit facility; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.

###

Investor Contact Robert Burrows Vice President, Investor Relations (o) 240/631-3280; (m) 240/413-1917 burrowsr@ebsi.com	Media Contact Tracey Schmitt Vice President, Global Public Affairs, Corp. Resp. (o) 240/631-3394 schmittt@ebsi.com

FINANCIAL STATEMENTS FOLLOW

Emergent BioSolutions Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except share and per share data)

	December 31, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$280,499	$179,338
Accounts receivable	58,834	60,587
Inventories	65,674	14,643
Deferred taxes, net	1,710	-
Income tax receivable, net	1,357	5,651
Prepaid expenses and other current assets	24,101	12,896
Total current assets	432,175	273,115
Property, plant and equipment, net	313,979	264,240
In-process research and development	77,800	41,800
Intangible assets, net	58,344	30,148
Goodwill	41,984	13,954
Deferred tax assets - long-term, net	12,764	-
Other assets	8,216	3,373
Total assets	$945,262	$626,630
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$40,930	$27,521
Accrued expenses and other current liabilities	6,274	1,252
Accrued compensation	31,654	24,615
Contingent consideration, current portion	6,487	1,341
Provisions for chargebacks	2,246	-
Deferred tax liability - current portion, net	-	88
Deferred revenue, current portion	5,345	1,834
Total current liabilities	92,936	56,651
Contingent consideration, net of current portion	41,170	15,278
Long-term indebtedness	251,000	62,000
Deferred tax liability - long-term, net	-	1,419
Deferred revenue, net of current portion	5,713	-
Other liabilities	1,242	2,117
Total liabilities	392,061	137,465
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value; 15,000,000 shares authorized, 0 shares issued and outstanding at December 31, 2014 and 2013, respectively	-	-
Common stock, $0.001 par value; 100,000,000 shares authorized, 38,129,872 shares issued and 37,709,683, shares outstanding at December 31, 2014; 37,036,996 shares issued and 36,624,043, shares outstanding at December 31, 2013	38	37
Treasury stock, at cost, 420,189 and 412,953 common shares at December 31, 2014 and 2013, respectively	(6,320)	(6,119)
Additional paid-in capital	274,222	247,637
Accumulated other comprehensive loss	(3,008)	(3,465)
Retained earnings	288,269	251,528
Total Emergent BioSolutions Inc. stockholders' equity	553,201	489,618
Noncontrolling interest in subsidiaries	-	(453)
Total stockholders' equity	553,201	489,165
Total liabilities and stockholders' equity	$945,262	$626,630

Emergent BioSolutions Inc. and Subsidiaries
Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended December 31,
	2014	2013
	(Unaudited)
Revenues:
Product sales	$109,852	$85,670
Contract manufacturing	9,598	-
Contracts, grants and collaborations	28,525	12,437
Total revenues	147,975	98,107

Operating expense:
Cost of product sales and contract manufacturing	32,485	19,421
Research and development	38,965	29,994
Selling, general and administrative	31,905	25,399
Income from operations	44,620	23,293

Other income (expense):
Interest income	190	18
Interest expense	(1,174)	-
Other income (expense), net	672	347
Total other income (expense)	(312)	365

Income before provision for income taxes	44,308	23,658
Provision for income taxes	14,192	8,441
Net income	30,116	15,217
Net loss attributable to noncontrolling interest	-	5
Net income attributable to Emergent BioSolutions Inc.	$30,116	$15,222

Income per share - basic	$0.80	$0.42
Income per share - diluted	$0.66	$0.41

Weighted-average number of shares - basic	37,592,770	36,415,218
Weighted-average number of shares - diluted	46,391,351	37,474,410

Emergent BioSolutions Inc. and Subsidiaries
Consolidated Statements of Operations
(in thousands, except share and per share data)

	Year Ended December 31,
	2014	2013

Revenues:
Product sales	$308,345	$257,922
Contract manufacturing	30,944	-
Contracts, grants and collaborations	110,849	54,823
Total revenues	450,138	312,745

Operating expense:
Cost of product sales and contract manufacturing	118,412	62,127
Research and development	150,829	119,933
Selling, general and administrative	122,841	87,883
Income from operations	58,056	42,802

Other income (expense):
Interest income	320	139
Interest expense	(8,240)	-
Other income (expense), net	2,926	426
Total other income (expense)	(4,994)	565

Income before provision for income taxes	53,062	43,367
Provision for income taxes	16,321	13,108
Net income	36,741	30,259
Net loss attributable to noncontrolling interest	-	876
Net income attributable to Emergent BioSolutions Inc.	$36,741	$31,135

Income per share - basic	$0.98	$0.86
Income per share - diluted	$0.88	$0.85

Weighted-average number of shares - basic	37,344,891	36,201,283
Weighted-average number of shares - diluted	45,802,807	36,747,556

Emergent BioSolutions Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2014	2013
Cash flows from operating activities:
Net income	$36,741	$30,259
Adjustments to reconcile to net cash provided by (used in) operating activities:
Stock-based compensation expense	12,829	11,238
Depreciation and amortization	32,453	18,958
Deferred income taxes	16,493	13,858
Non-cash development expenses from joint venture	-	(347)
Change in fair value of contingent consideration	3,133	735
Write off of debt issuance costs	1,831	-
Impairment of long-lived assets	-	1,172
Excess tax benefits from stock-based compensation	(5,987)	(3,099)
Other	1,284	51
Changes in operating assets and liabilities:	-	-
Accounts receivable	21,405	35,456
Inventories	4,229	518
Income taxes	(4,711)	(7,179)
Prepaid expenses and other assets	(8,472)	(6,226)
Accounts payable	(9,279)	(551)
Accrued expenses and other liabilities	2,685	7
Accrued compensation	4,539	2,092
Provision for chargebacks	299	-
Deferred revenue	2,846	26
Net cash provided by operating activities	112,318	96,968
Cash flows from investing activities:
Purchases of property, plant and equipment	(30,673)	(42,021)
Acquisitions, net of acquired cash	(179,379)	(25,873)
Net cash used in investing activities	(210,052)	(67,894)
Cash flows from financing activities:
Proceeds from convertible debenture, net of bank fees	241,588	-
Proceeds from long-term debt obligations	1,000	62,000
Issuance of common stock subject to exercise of stock options	14,078	6,848
Excess tax benefits from stock-based compensation	5,987	3,099
Principal payments on long-term indebtedness	(62,000)	(62,774)
Contingent obligation payments	(1,579)	(348)
Purchase of treasury stock	(200)	(213)
Net cash provided by financing activities	198,874	8,612

Effect of exchange rate changes on cash and cash equivalents	21	(14)

Net increase in cash and cash equivalents	101,161	37,672
Cash and cash equivalents at beginning of period	179,338	141,666
Cash and cash equivalents at end of period	$280,499	$179,338